UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

NARA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard

Suite 1000

Los Angeles, CA 90010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (213) 639-1700

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Nara Bancorp, Inc. (“Nara”) entered into an Agreement and Plan of Merger, dated as of December 9, 2010, with Center Financial Corporation (“Center”). The merger transaction provided for therein has been approved by the stockholders of Nara and Center but completion of the merger remains subject to receipt of regulatory approval from each of the California Department of Financial Institutions, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System, as well as the satisfaction or waiver of certain other conditions.

The following consolidated financial statements and related documents of Center Financial Corporation are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference:

•	Management’s Report on Internal Control Over Financial Reporting as of December 31, 2010

•	Reports of Independent Registered Public Accounting Firms relating to the audited financial statements referred to below

•	Audited Consolidated Statements of Financial Condition as of December 31, 2010 and 2009

•	Audited Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008

•	Audited Consolidated Statements of Shareholders’ Equity and Comprehensive Income (Loss) for the years ended December 31, 2010, 2009 and 2008

•	Consolidated Statements of Cash Flows for the fiscal years ended December 31, 2010, 2009 and 2008

•	Notes to Audited Consolidated Financial Statements

•	Unaudited financial statements as of June 30, 2011 and for the three-month and six-month periods ended June 30, 2011 and 2010

•

Unaudited pro forma combined condensed consolidated financial information combining the historical consolidated financial position and results of operations of Nara Bancorp, Inc. and its subsidiaries and of Center Financial Corporation and its subsidiaries as an acquisition of Center by Nara

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of KPMG LLP.

23.2	Consent of Grant Thornton LLP.

99.1	Audited consolidated financial statements of Center Financial Corporation as of December 31, 2010 and 2009 and for each of the years in the three-year period ended December 31, 2010, together with related Management’s Annual Report on Internal Control Over Financial Reporting as of December 31, 2010 and Reports of Independent Registered Public Accounting Firms.

99.2	Unaudited financial statements of Center Financial Corporation as of June 30, 2011 and for the three-month and six-month periods ended June 30, 2011 and 2010.

99.3	Unaudited pro forma combined condensed consolidated financial information combining the historical consolidated financial position and results of operations of Nara Bancorp, Inc. and its subsidiaries and of Center Financial Corporation and its subsidiaries, as an acquisition of Center by Nara.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nara Bancorp, Inc.

Date: September 30, 2011	/s/ Alvin D. Kang
Alvin D. Kang
President and Chief Executive Officer